UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 19, 2020
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One St. Paul’s Churchyard
London
United Kingdom	EC4M 8AP
(Address of principal executive offices)	(Zip Code)
+44 203-429-3950
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

£600 Million Bank of England COVID Corporate Financing Facility

Pursuant to the confirmation received from the Bank of England that TechnipFMC plc (the “Company”) is an eligible issuer under the U.K. Government’s COVID Corporate Financing Facility (the “CCFF”), on May 19, 2020, the Company entered into a dealer agreement (the “Dealer Agreement”) with Bank of America Merrill Lynch International DAC (the “Dealer”) and an Issuing and Paying Agency Agreement (the “Agency Agreement”, and together with the Dealer Agreement, the “Agreements”) with Bank of America, National Association, London Branch, relating to the European commercial paper program being established under the CCFF as a source of additional liquidity to the Company (the “CCFF Program”).

Under the CCFF Program, COVID Corporate Financing Facility Limited, an entity operated by the Governor and Company of the Bank of England on behalf of The Lords Commissioners of Her Majesty’s Treasury, will purchase at a minimum spread over reference rates, newly issued European commercial paper in the primary market via dealers and after issuance from eligible counterparties in the secondary market.

The Agreements provide the terms under which the Company may issue, and the Dealer will arrange for, the sale of short-term, unsecured commercial paper notes (the “Notes”). The Notes contain customary representations, warranties, covenants, defaults, and indemnification provisions, and will be sold at such discounts from their face amounts as shall be agreed between the Company and the Dealer. The Notes will be fully payable at maturity, and the maturities of the Notes will vary but may not exceed 364 days. The principal amount of outstanding Notes may not exceed £600 million. The Notes will be guaranteed by the Company’s subsidiary, FMC Technologies, Inc., a Delaware corporation, and will rank pari passu with the Company’s other unsecured and unsubordinated indebtedness. The Notes are in addition to other borrowings incurred by the Company in the ordinary course of business as necessary to finance working capital for general corporate purposes. The Agency Agreement provides for the terms of issuance and payment of the Notes.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from such registration requirements.

The Company may issue Notes under the CCFF Program to reduce existing debt or decrease overall borrowing costs.

The foregoing description is a summary of the key terms of the CCFF Program. Copies of the Agreements are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

€500 Million Senior Unsecured Revolving Credit Facility

On May 19, 2020 (the “Signing Date”), the Company, as borrower and guarantor, together with its subsidiary, Technip Eurocash SNC, a company incorporated under the laws of France as a société en nom collectif (together with the Company, the “Borrowers”), entered into a new €500 million senior unsecured revolving credit facility agreement with HSBC France, a company incorporated under the laws of France as a société anonyme, as Agent, and the lenders party thereto (the “Facility Agreement”).

The Facility Agreement provides for the establishment of a six-month Euro revolving credit facility with total commitments of €500 million, which may be extended by the Company for two additional three-month periods.

Borrowings under the Facility Agreement, if and when drawn, would bear interest at the Euro interbank offered rate for a period equal in length to the interest period of a given loan (which may be three or six months), plus an applicable margin. The Facility Agreement contains usual and customary covenants, representations and warranties, and events of default for credit facilities of this type, including financial covenants.

The foregoing description is a summary of the key terms of the Facility Agreement. A copy of the Facility Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation and Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01. above is incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

10.1  Dealer Agreement, dated as of May 19, 2020 between TechnipFMC plc, as Issuer; FMC Technologies, Inc., as Guarantor; and Bank of America Merrill Lynch International DAC, as Arranger and Dealer.

10.2  Issuing and Paying Agency Agreement, dated as of May 19, 2020 between TechnipFMC plc, as Issuer; FMC Technologies, Inc., as Guarantor; and Bank of America, National Association, London Branch, as Issue and Paying Agent and Calculation Agent.

10.3  €500,000,000 Facility Agreement dated as of May 19, 2020 between TechnipFMC plc and Technip Eurocash SNC, as borrowers; HSBC France, as Agent; and the lenders party thereto.

104  Inline XBRL for the cover page of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Dealer Agreement, dated as of May 19, 2020 between TechnipFMC plc, as Issuer; FMC Technologies, Inc., as Guarantor; and Bank of America Merrill Lynch International DAC, as Arranger and Dealer.
10.2
Issuing and Paying Agency Agreement, dated as of May 19, 2020 between TechnipFMC plc, as Issuer; FMC Technologies, Inc., as Guarantor; and Bank of America, National Association, London Branch, as Issue and Paying Agent and Calculation Agent.

10.3	€500,000,000 Facility Agreement dated as of May 19, 2020 between TechnipFMC plc and Technip Eurocash SNC, as borrowers; HSBC France, as Agent; and the lenders party thereto.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Dianne B. Ralston
Dated:	May 21, 2020	Name: Dianne B. Ralston
Title: Executive Vice President
Chief Legal Officer and Secretary